Exhibit 32


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350



In connection with the Quarterly Report of Maui Land & Pineapple Company, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, David C. Cole and Fred W. Rickert, respectively, the Chairman, President & Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/S/ DAVID C. COLE
David C. Cole
Chairman, President & Chief Executive Officer



/S/ FRED W. RICKERT
Fred W. Rickert
Acting Chief Financial Officer
(Principal Financial Officer)


August 13, 2004
Date